UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2024 (October 17, 2024)

Cardiff Lexington Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-49709	84-1044583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3753 Howard Hughes Parkway, Suite 200, Las Vegas, NV	89169
(Address of principal executive offices)	(Zip Code)

844 628-2100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On October 16, 2024, the Board of Directors of Cardiff Lexington Corporation (the “Company”), upon recommendation of the Audit Committee and following discussions with management, determined that the following previously issued financial statements should no longer be relied upon:

•	the Company’s financial statements for the periods ended March 31, 2024 and 2023 that were included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024; and

•	the Company’s financial statements for the periods ended June 30, 2024 and 2023 that were included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

The conclusion was based on the discovery that the previously issued financial statements for the three months ended March 31, 2024 and 2023 should be revised to reflect a change in the classification of credit loss expense to net revenue, and that the previously issued financial statements for the three and six months ended June 30, 2024 and 2023 should be revised to reflect a change in the classification of credit loss expense to net revenue and a related adjustment to the allowance for credit losses. For the three months ended March 31, 2024, the Company will correct its accounting for its credit loss expense of $339,834, which will be reclassified to net revenue as variable consideration accounted for under ASC 606. The Company’s allowance for credit losses of $122,190 did not require adjustment during the six months ended June 30, 2024, and as a result, the Company will reverse its credit loss expense associated with this adjustment. The remaining $1,199,155 of credit loss expense for the six months ended June 30, 2024 will be reclassified to net revenue as variable consideration accounted for under ASC 606.

The Audit Committee discussed these matters with the Company’s former independent auditors, Grassi & Co., CPAs, P.C., and determined that the effect of such errors were material. As a result, the Company has decided to restate its financial statements for the periods ended March 31, 2024 and 2023 included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 and for the periods ended June 30, 2024 and 2023 included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. The financial statements noted above should no longer be relied upon. Similarly, related reports, press releases, earnings releases, and investor communications describing the Company’s financial statements for these periods should no longer be relied upon.

The Company will file amendments to its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024 in which the financial statements for the quarters ended March 31, 2024 and 2023 and for the quarters ended June 30, 2024 and 2023, respectively, and will be restated.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2024	CARDIFF LEXINGTON CORPORATION

/s/ Alex Cunningham
Name: Alex Cunningham
Title: Chief Executive Officer

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